UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 16, 2006

Date of Report (Date of earliest event reported)

HYPERSPACE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

906 East Karcher Road, Nampa, ID 83687

(Address of principal executive offices)

(208) 893-3434

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Definitive Material Agreement.

On November 16, 2006, a wholly owned subsidiary of HyperSpace Communications, Inc. ("HyperSpace"), MPC Computers, LLC, and its subsidiaries MPC-G, LLC and MPC Solutions Sales LLC (MPC Computers, LLC and its subsidiaries being referred to collectively herein as “MPC”) entered into separate Account Purchase Agreements (the “Agreements”) with Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division (“Wells Fargo”). The Agreements are receivables credit facilities and replace the previous asset based credit facility with Wachovia Capital Finance Corporation (Western) (“Wachovia”).

Under the new facility, MPC may assign to Wells Fargo, and Wells Fargo may purchase from MPC, Accounts (as defined in the Agreements). Wells Fargo will advance to MPC 90% of the value of the purchased Accounts. Wells Fargo may adjust the advancement percentage at any time in its commercially reasonable discretion upon prior notice to MPC. MPC will pay fees equal to the Wells Fargo Prime Rate (as defined in the Agreements), plus 1.75% per annum multiplied by the total amount of Accounts purchased and not yet paid by MPC customers, computed daily. Wells Fargo has the right to require that MPC re-purchase the Accounts in the event MPC’s customer does not pay the receivable within a timeframe specified in the Agreements, if a material customer dispute arises or in the event of a default under the Agreements. The Agreements are subject to customary default provisions. Wells Fargo has discretion under the Agreements as to the accounts purchased and the percentage advanced after submission of the Account for approval. Wells Fargo is not obligated to buy any Account from MPC that Wells Fargo does not deem acceptable in its sole discretion. There is no minimum amount of Accounts to be purchased by Wells Fargo under the Agreements. The facility is secured by the assets of MPC. The Agreements are for a term of three (3) years. There is an annual fee of $100,000 in addition to a minimum fee. Early termination fees apply if the Agreements are terminated before the end of their term.

MPC entered into a Cross-Collateral and Cross Default Agreement, dated November 16, 2006 (the “Cross-Collateral Agreement”), in favor of Wells Fargo.  Pursuant to the terms of the Cross-Collateral Agreement, MPC agreed to secure the obligations of the other entities as if they were their own.

In connection with the Agreements referenced above, HyperSpace entered into three (3) agreements with Wells Fargo each entitled Guaranty by Corporation dated November 16, 2006 (the “Guarantees”), in favor of Wells Fargo.  Pursuant to the terms of the Guarantees, HyperSpace has unconditionally agreed to guarantee any and all payment obligations of MPC incurred under the Agreements.

HyperSpace incurred investment banking fees of: $175,000 to Maxim Group, LLC and $275,000 to Bathgate Capital Partners, LLC in connection with the transactions described above.

The foregoing descriptions of the Account Purchase Agreements, the Cross-Collateral and Cross Default Agreement and the three (3) Guaranty by Corporation agreements do not purport to be complete and are qualified in their entirety by reference to the agreements, which are filed herewith as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, respectively, and are incorporated herein by reference.

The Agreements have been included to provide you with information regarding their terms. The Agreements contain representations and warranties made by us to Wells Fargo. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that we have delivered to Wells Fargo in connection with signing the Agreements. While HyperSpace does not believe that the disclosure schedules contain information that it is required to disclose pursuant to applicable securities laws, other than information that has already been publicly disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached Agreements. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules. These disclosure schedules contain information that has been included in HyperSpace's general prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the transaction documents, which subsequent information may or may not be fully reflected in HyperSpace's public disclosures.

Item 1.02	Termination of a Material Definitive Agreement.

Concurrently with entry into the Agreements described in Item 1.01 above, on November 16, 2006, MPC and its subsidiaries terminated the Loan and Security Agreement by and among MPC, MPC-G, LLC, MPC Solutions Sales, LLC, GTG PC Holdings, LLC and Wachovia. The Wachovia facility provided an asset based line of credit. This line of credit was a secured, asset based revolving facility providing for loan advances and standby letters of credit. The availability of funding under the credit facility was determined by a borrowing base calculation based on our eligible receivables and inventory. MPC paid a termination fee of $125,000.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Transaction

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits
99.1	Account Purchase Agreement dated November 16, 2006 between Wells Fargo and MPC Computers, LLC
99.2	Account Purchase Agreement dated November 16, 2006 between Wells Fargo and MPC-G, LLC
99.3	Account Purchase Agreement dated November 16, 2006 between Wells Fargo and MPC Solution Sales, LLC
99.4	Cross-Collateral and Cross Default Agreement dated November 16, 2006
99.5	Guaranty by Corporation dated November 16, 2006 by HyperSpace Communications, Inc. for the benefit of Wells Fargo Bank.
99.6	Guaranty by Corporation dated November 16, 2006 by HyperSpace Communications, Inc. for the benefit of Wells Fargo Bank.
99.7	Guaranty by Corporation dated November 16, 2006 by HyperSpace Communications, Inc. for the benefit of Wells Fargo Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperSpace Communications, Inc.

Date: November 22, 2006	By: /s/ Michael R. Whyte Michael R. Whyte Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Account Purchase Agreement dated November 16, 2006 between Wells Fargo and MPC Computers, LLC
99.2	Account Purchase Agreement dated November 16, 2006 between Wells Fargo and MPC-G, LLC
99.3	Account Purchase Agreement dated November 16, 2006 between Wells Fargo and MPC Solution Sales, LLC
99.4	Cross-Collateral and Cross Default Agreement dated November 16, 2006
99.5	Guaranty by Corporation dated November 16, 2006 by HyperSpace Communications, Inc. for the benefit of Wells Fargo Bank.
99.6	Guaranty by Corporation dated November 16, 2006 by HyperSpace Communications, Inc. for the benefit of Wells Fargo Bank.
99.7	Guaranty by Corporation dated November 16, 2006 by HyperSpace Communications, Inc. for the benefit of Wells Fargo Bank.

*Schedules and similar attachments to the Account Purchase Agreement and Guaranty by Corporation have been omitted pursuant to Item 601(b)(2) of Regulation S-B. The Registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.